Exhibit 10.17

FIRST AMENDMENT

to a Long-Term Employment Agreement

Between:

NorthStar Earth & Space Europe S.à r.l., established and having its registered office at 124, boulevard de la Pétrusse, L-2330 Luxembourg, Grand-Duchy of Luxembourg, and registered in the Luxembourg Trade and Companies Register under number B266625, duly represented by Mr. Stewart Bain, Manager of category A, and by Mr. Blazej Gladysz-Lehmann, Manager of category B, hereinafter referred to as the “Company”;

And:

Yann Picard, born on November 17, 1976 in Montpellier (France), residing at 22, rue du Vaugueux, 14000 Caen (France), hereinafter referred to as the “Employee”; the Employee and the Company are hereinafter referred to, individually, as a “Party”, and collectively as, the “Parties”.

WHEREAS the Parties have entered into a Long-Term Employment Agreement on June 30, 2023 (the “Agreement”);

WHEREAS the Parties wish to modify certain terms of the Agreement by this amendment (the “Amendment”);

AND WHEREAS capitalized but undefined terms used herein shall have the respective meanings attributed to such terms in the Agreement;

NOW THEREFORE, THE PARTIES AGREE AS FOLLOWS:

1)	A section 5.10 is hereby added to the Agreement as follows:

“The Company will reimburse private health insurance coverage up to a maximum of 50% of the monthly costs.”

2)	The other terms and conditions of the Agreement remain unchanged.

3)	This Amendment and any non-contractual obligations arising out of or in relation to this Amendment shall be governed by, and shall be construed in accordance with, the laws of Luxembourg, especially the Labour Code, and the parties give exclusive jurisdiction to the Luxembourg Courts.

This Amendment may be executed in counterparts, each of which will be considered an original, but all of which together will constitute one agreement. If a party signs the signature page and faxes (or scans and emails) the signature page to the other party or signs this Amendment by electronic signature, then such signature page shall be deemed an original signature page to this Amendment and shall constitute the execution and delivery of this Amendment by the sending party.

[Remainder of the page left blank — signature page follows]

Done in two originals in Luxembourg on December 12, 2023, each Party declaring having received one original.

The Company

/s/ Stewart Bain		/s/ Blazej Gladysz-Lehmann
By:	Mr. Stewart Bain	By:	Mr. Blazej Gladysz-Lehmann
Title:	Manager of category A	Title:	Manager of category B

Signature date:	13/12/2023	Signature date:	12/12/2023

The Employee

/s/ Yann Picard
Name:	Yann Picard

Signature date:	12/12/2023